UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 18, 2025

Berry Corporation (bry)

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38606	81-5410470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

16000 N. Dallas Parkway, Suite 500

Dallas, Texas

75248

(Address of Principal Executive Offices)

(661) 616-3900

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BRY	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously announced, on September 14, 2025, Berry Corporation (bry), a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, California Resources Corporation, a Delaware corporation (“Parent”), and Dornoch Merger Sub, LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of Parent (“Merger Sub”). Upon the terms and subject to the conditions set forth in the Merger Agreement, on December 18, 2025, Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger as a direct, wholly-owned subsidiary of Parent. Capitalized terms used and not otherwise defined herein have the meaning set forth in the Merger Agreement, which is attached hereto as Exhibit 2.1.

At the effective time of the Merger (the “Effective Time”), (i) each share of common stock, par value $0.001 per share, of the Company (the “Company Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares (a) owned by the Company or any direct or indirect wholly-owned Subsidiary of the Company or (b) owned by Parent, Merger Sub or any other direct or indirect wholly-owned Subsidiary of Parent, in each case not held on behalf of third parties (such shares, the “Excluded Shares”)) was automatically converted into, and became exchangeable for 0.0718 (the “Exchange Ratio”) shares of common stock, par value $0.01 per share, of Parent (“Parent Common Stock”) (together with cash in lieu of fractional shares, the “Merger Consideration”), (ii) each Excluded Share was automatically cancelled and ceased to exist without payment of any consideration therefor, and (iii) each equity interest of Merger Sub issued and outstanding immediately prior to the Effective Time was converted into one share of common stock, par value $0.01 per share, of the Surviving Corporation, which constitutes the only outstanding shares of common stock of the Surviving Corporation immediately following the Effective Time.

Additionally, at the Effective Time, any vesting conditions applicable to each outstanding Company restricted stock unit that was not subject to performance-based vesting conditions (a “Company RSU”) under the Stock Plans that accelerated at the Effective Time in accordance with its terms as in effect as of the date of the Merger Agreement (each such Company RSU, a “Single Trigger Company RSU”) (i) vested in full and (ii) was cancelled and converted into the right to receive, without interest, a cash payment equal to (x) the number of shares of Company Common Stock subject to such Single Trigger Company RSU award immediately prior to the Effective Time multiplied by (y) the Equity Award Cash-Out Price plus (z) all unpaid dividend equivalents, if any, as of the Effective Time with respect to such Single Trigger Company RSU, less applicable taxes required to be withheld with respect to such payment. Also, at the Effective Time, each Company RSU under the Stock Plans that was not a Single Trigger Company RSU, whether vested or unvested, automatically ceased to represent a restricted stock unit denominated in shares of Company Common Stock and was converted into a restricted stock unit denominated in shares of Parent Common Stock (a “Parent RSU”), which, except as expressly provided above, will continue to be governed by the same terms and conditions as were applicable to such Company RSU immediately prior to the Effective Time. The number of shares of Parent Common Stock subject to such Parent RSU was equal to the product of (i) the number of shares of Company Common Stock subject to such Company RSU immediately prior to the Effective Time multiplied by (ii) the Exchange Ratio. In addition, all unpaid dividend equivalents, if any, as of the Effective Time with respect to each such Company RSU were assumed and became an obligation in connection with the applicable Parent RSU.

Further, at the Effective Time, any vesting conditions applicable to each outstanding Company performance-based restricted stock unit (a “Company PSU”) under the Stock Plans that accelerated at the Effective Time in accordance with its terms as in effect as of the date of the Merger Agreement (each such Company PSU, a “Single Trigger Company PSU”), (i) vested and (ii) was cancelled and converted into the right to receive, without interest, a cash payment equal to (x) the number of shares of Company Common Stock subject to such Single Trigger Company PSU award immediately prior to the Effective Time based on (A) target performance or, in the case of certain Single Trigger Company PSUs, (B) the greater of target performance and actual performance as of immediately prior to the Effective Time, as reasonably determined by the Company Compensation Committee after good faith consultation with CRC, multiplied by (y) the Equity Award Cash-Out Price plus (z) all unpaid dividend equivalents, if any, as of the Effective Time with respect to such Single Trigger Company PSU (in respect of a number of shares of Company Common Stock based on target performance or, in the case of certain Single Trigger

Company PSUs, the greater of target performance and actual performance through the Effective Time as reasonably determined by the Company Compensation Committee), less applicable taxes required to be withheld with respect to each payment. Also, at the Effective Time, each Company PSU that was not a Single Trigger Company PSU (each, a “Non-Single Trigger Company PSU”), whether vested or unvested, automatically ceased to represent a performance stock unit denominated in shares of Company Common Stock and was converted into a Parent RSU, which, except as expressly provided above, will have a time-based vesting schedule equal to the length of the performance period applicable to such Non-Single Trigger Company PSU and will continue to be governed by the same terms and conditions as were applicable to such Non-Single Trigger Company PSU immediately prior to the Effective Time and all unpaid dividend equivalents, if any, as of the Effective Time with respect to such Non-Single Trigger Company PSU (based on target performance) were assumed and became an obligation in connection with the applicable Parent RSU. The number of shares of Parent Common Stock subject to such Parent RSU was equal to the product of (i) the number of shares of Company Common Stock subject to such Company PSU immediately prior to the Effective Time based on target performance multiplied by (ii) the Exchange Ratio.

The issuance of Parent Common Stock in connection with the Merger was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Parent’s registration statement on Form S-4, as amended (File No. 333-290871), which became effective on November 3, 2025.

The foregoing description of the Merger and the Merger Agreement, and the transactions contemplated thereby, is a summary only, does not purport to be complete, and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference into this Current Report on Form 8-K.

The events described in this Current Report on Form 8-K took place in connection with the completion of the Merger.

Item 1.02 – Termination of a Material Definitive Agreement.

In connection with the consummation of the Merger, on December 18, 2025, the Company terminated all outstanding lender commitments, including commitments of the lenders to issue letters of credit, under (i) that certain Senior Secured Revolving Credit Agreement, dated as of December 24, 2024, among the Company, as borrower, Texas Capital Bank, a Texas state bank, as administrative agent and as letter of credit issuer, the guarantors party thereto, and the lenders party thereto, as amended, restated or otherwise modified from time to time (the “RBL Credit Agreement”), and (ii) that certain Senior Secured Term Loan Credit Agreement, dated as of November 6, 2024, among the Company, as borrower, the guarantors party thereto, Breakwall Credit Management LLC, as administrative agent, and the lenders from time to time party thereto, as amended, amended and restated or otherwise modified from time to time (the “Term Loan Credit Agreement” together with the RBL Credit Agreement, the “Credit Agreements”). In connection with the termination of the Credit Agreements, on December 18, 2025, all outstanding obligations for principal, interest and fees under the Credit Agreements were paid off in full, and all liens securing such obligations and any letter of credit or hedging obligations permitted by the Credit Agreements to be secured by such liens and guarantees of such obligations were released.

Item 2.01 – Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.01 – Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Prior to the completion of the Merger, shares of Company Common Stock were listed and traded on the Nasdaq Global Select Market (“Nasdaq”) under the trading symbol “BRY.” In connection with the completion of the Merger, the Company notified Nasdaq that the Merger had occurred and requested that Nasdaq withdraw the listing of the Company Common Stock prior to the opening of the market on December 18, 2025. Upon the Company’s request, Nasdaq filed a notification of removal from listing on Form 25 with the U.S. Securities and Exchange Commission (the “SEC”) with respect to the delisting of the Company Common Stock and the deregistration of the Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company Common Stock ceased being traded prior to the opening of the market on December 18, 2025, and is no longer listed on Nasdaq.

In addition, the Company intends to file with the SEC a Form 15 requesting that the reporting obligations of the Company under Sections 13 and 15(d) of the Exchange Act be suspended and that the registration of Company Common Stock under Section 12(g) of the Exchange Act be terminated.

Item 3.03 – Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 1.02, Item 2.01, Item 3.01, Item 5.01, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

At the Effective Time, each holder of shares of Company Common Stock immediately prior to the Effective Time ceased to have any rights as a shareholder of the Company other than the right to receive the Merger Consideration pursuant to the Merger Agreement.

Item 5.01 – Changes in Control of Registrant.

The information set forth in the Introductory Note, Item 2.01, Item 3.01, Item 3.03, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the consummation of the Merger, at the Effective Time, a change in control of the Company occurred and the Company became a direct, wholly-owned subsidiary of Parent.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the terms of the Merger Agreement, Fernando Araujo, Matthew Bob, Renée Hornbaker, Anne Mariucci, Rajath Shourie and James Trimble, such members comprising all of the directors of the Company prior to the Effective Time, resigned as directors of the Company effective as of the Effective Time. None of these resignations were a result of any disagreement with the Company, its management or its board of directors.

Also effective as of the Effective Time, each of Fernando Araujo, Danielle Hunter, Jeffrey Magids, Jenarae Garland and Michael Helm ceased his or her respective service as an officer of the Company.

Item 5.03 – Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the Merger, at the Effective Time, the certificate of incorporation of the Company, as the Surviving Corporation, was amended and restated as set forth in Exhibit 3.1 to this Current Report on Form 8-K. Additionally, the bylaws of the Company, as the Surviving Corporation, were amended and restated as set forth in Exhibit 3.2 to this Current Report on Form 8-K.

The foregoing disclosures are subject to and qualified in their entirety by reference to Exhibits 3.1 and 3.2 of this Current Report on Form 8-K, which are incorporated by reference into this Item 5.03.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Description

2.1†	Agreement and Plan of Merger, dated as of September 14, 2025, by and among California Resources Corporation, Berry Corporation (bry), and Dornoch Merger Sub, LLC (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, File No. 001-38606, filed with the SEC on September 16, 2025).

3.1*	Amended and Restated Certificate of Incorporation of Berry Corporation (bry), dated December 18, 2025.

3.2*	Amended and Restated By-Laws of Berry Corporation (bry), dated December 18, 2025.

104	The cover page has been formatted in Inline XBRL.

†

Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any exhibits or schedules so furnished.

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2025

Berry Corporation (bry)

By:	/s/ Michael L. Preston
Name:	Michael L. Preston
Title:	Executive Vice President, Chief Strategy Officer and General Counsel